Exhibit 99.1

                                     TODCO
                           Monthly Rig Status Report
                                     as of
                                October 1, 2004



                                                                                  Contract (2)   Est. Duration (2)
                                                                              -----------------   ---------------
              Rig Name              Rig Type         Status (1)     Customer      Type   Dayrate Days  Date    Comments
                                                                                          ($000s)
       -----------------------------------------------------------------------------------------------------------------

 US Inland Barges
------------------------------------------------------------------------------------------------------------------------
        Rig 01                Conv - 2000 hp       Cold Stacked
     1                                              05/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 07                Posted - 2000 hp     Cold Stacked
     2                                              03/02
       -----------------------------------------------------------------------------------------------------------------
        Rig 09                Posted - 2000 hp     Operating      Sabco Oil &  one well      Low
     3                                                             Gas                       $20s  4 10/05/04
                                                                  Sabco Oil &  one well      Low
                                                                   Gas                       $20s 14 10/19/04
                                                                  BOSS         term          Low
                                                                   Exploration               $20s 90 01/17/05
       -----------------------------------------------------------------------------------------------------------------
        Rig 10                Posted - 2000 hp     Cold Stacked
     4                                              03/02
       -----------------------------------------------------------------------------------------------------------------
        Rig 11                Conv - 3000 hp       Operating      Clayton      one well      Low
                                                                   Williams                  $20s
     5                                                             Energy                         24 10/25/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 15                Conv - 2000 hp       Operating      ADTI         one well      Low
     6                                                                                       $20s  - 10/01/04
                                                                  Badger       completion    Low
                                                                                             $20s 11 10/12/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 17                Posted - 3000 hp, TD Operating      Kerr McGee   one well      Low
     7                                                                                       $20s 28 10/29/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 19                Conv - 1000 hp       Operating      Swift Energy term          Mid
     8                                                             Co.                       $10s 28 10/29/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 20                Conv - 1000 hp       Cold Stacked
     9                                              09/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 21                Conv - 1500 hp       Cold Stacked
    10                                              07/99
       -----------------------------------------------------------------------------------------------------------------
        Rig 23                Conv - 1000 hp       Cold Stacked
    11                                              03/02
       -----------------------------------------------------------------------------------------------------------------
        Rig 27                Posted - 3000 hp, TD Operating      McMoran      one well     High
    12                                                             Exploration               $20s121 01/30/05
       -----------------------------------------------------------------------------------------------------------------
        Rig 28                Conv - 3000 hp       Cold Stacked
    13                                              05/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 29                Conv - 3000hp,TD     Operating      Apache Corp  two wells     Mid
    14                                                                                       $20s 34 11/04/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 30                Conv - 3000 hp       Cold Stacked
    15                                              03/02
       -----------------------------------------------------------------------------------------------------------------
        Rig 31                Conv - 3000 hp       Cold Stacked
    16                                              03/02
       -----------------------------------------------------------------------------------------------------------------
        Rig 32                Conv - 3000 hp       Cold Stacked
    17                                              12/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 41                Posted - 3000 hp, TD Operating      Schlumberger one well      Low
    18                                                                                       $20s  5 10/06/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 46                Posted - 3000 hp     Operating      Henry        two wells     Low
    19                                                             Production                $20s 24 10/25/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 47                Posted - 3000 hp     Cold Stacked
    20                                              02/98
       -----------------------------------------------------------------------------------------------------------------
        Rig 48                Posted - 3000 hp, TD Operating      ORX          one well      Low               then to
                                                                                             $20s               shipyard
                                                                                                                for 20
    21                                                                                             6 10/07/04   days
       -----------------------------------------------------------------------------------------------------------------
        Rig 49                Posted - 3000 hp     Cold Stacked
    22                                              05/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 52                Posted - 2000 hp, TD Operating      Newfield     two wells     Mid
    23                                                             Exploration               $20s 56 11/26/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 55                Posted - 3000 hp, TD Operating      Apache Corp  one well      Mid
    24                                                                                       $20s  6 10/07/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 57                Posted - 2000 hp     Operating      Yuma         two wells     Low
    25                                                             Exploration               $20s 20 10/21/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 61                Posted - 3000 hp     Cold Stacked
    26                                              02/98
       -----------------------------------------------------------------------------------------------------------------
        Rig 62                Posted - 3000 hp     Cold Stacked
    27                                              06/03
       -----------------------------------------------------------------------------------------------------------------
        Rig 64                Posted - 3000 hp,    Operating      Layton       one well      Mid
    28                         TDr                                 Energy                    $20s 15 10/16/04
       -----------------------------------------------------------------------------------------------------------------
        Rig 74                Posted - 2000 hp     Cold Stacked
    29                                              02/99
       -----------------------------------------------------------------------------------------------------------------
        Rig 75                Posted - 2000 hp     Cold Stacked
    30                                              02/99
       -----------------------------------------------------------------------------------------------------------------
                                                                                          Average 35 days

                                     TODCO
                           Monthly Rig Status Report
                                     as of
                                October 1, 2004



                                                                                  Contract (2)   Est. Duration (2)
                                                                              -----------------   ---------------
              Rig Name              Rig Type         Status (1)     Customer      Type   Dayrate Days  Date    Comments
                                                                                          ($000s)
       -----------------------------------------------------------------------------------------------------------------


 US Gulf of Mexico
------------------------------------------------------------------------------------------------------------------------
 1  THE 75            Submersible, TD          Operating                ADTI         one well  Low $30s      9 10/10/04
   ---------------------------------------------------------------------------------------------------------------------
 2  THE 77            Submersible              Cold Stacked  01/99
   ---------------------------------------------------------------------------------------------------------------------
 3  THE 78            Submersible              Cold Stacked  07/01
   ---------------------------------------------------------------------------------------------------------------------
 4  THE 150           150' - ILC,  TD          Operating                Stone        one well  Mid $30s     42 11/12/04
   ---------------------------------------------------------------------------------------------------------------------
 5  THE 152           150' - MC,  TD           Operating                ADTI         one well  Low $30s      3 10/04/04
                                                                                     one well  Mid $30s     45 11/18/04
   ---------------------------------------------------------------------------------------------------------------------
 6  THE 153                         150' - MC  Cold Stacked  07/01
   ---------------------------------------------------------------------------------------------------------------------
 7  THE 155           150' - ILC               Cold Stacked  07/01
   ---------------------------------------------------------------------------------------------------------------------
    THE 156           150' - ILC,  TD          Operating                Schlumberger one well     High
 8                                                                                                 $30s     25 10/26/04
   ---------------------------------------------------------------------------------------------------------------------
 9  THE 185           120' - ILC,  TD          Cold Stacked  09/99
   ---------------------------------------------------------------------------------------------------------------------
10  THE 191           160' - MS                Cold Stacked  08/01
   ---------------------------------------------------------------------------------------------------------------------
11  THE 200           200' - MC,  TD           Operating                Petsec       one well  Mid $30s     14 10/15/04
                                                                        Petsec       one well     High
                                                                                                   $30s     14 10/29/04
   ---------------------------------------------------------------------------------------------------------------------
12  THE 201           200' - MC,  TD           Operating                Tana         one well  Mid $30s     23 10/24/04
   ---------------------------------------------------------------------------------------------------------------------
13  THE 202           200' - MC,  TD           Operating                ADTI         one well  Mid $30s      - 10/01/04
                                                                                     one well  Mid $30s     24 10/25/04
   ---------------------------------------------------------------------------------------------------------------------
14  THE 203           200' - MC,  TD           Operating                ADTI         one well  Low $30s      9 10/10/04
   ---------------------------------------------------------------------------------------------------------------------
    THE 204           200' - MC,  TD           Operating                ADTI         one well     High
15                                                                                                 $30s     13 10/14/04
   ---------------------------------------------------------------------------------------------------------------------
    THE 207           200' - MC,  TD           Operating                Explore      one well  Low $30s
16                                                                       Enterprises                        19 10/20/04
                                                                        Tana         one well  Mid $30s     30 11/19/04
   ---------------------------------------------------------------------------------------------------------------------
17  THE 250           250' - MS                Operating                ADTI         one well  Mid $30s     19 10/20/04
   ---------------------------------------------------------------------------------------------------------------------
    THE 251           250' - MS,  TD           Operating                East Cameron one well  Mid $30s
18                                                                       Partners                           14 10/15/04
   ---------------------------------------------------------------------------------------------------------------------
19  THE 252           250' - MS                Cold Stacked  11/01
   ---------------------------------------------------------------------------------------------------------------------
20  THE 253           250' - MS                Operating                Schlumberger one well  Mid $30s     18 10/19/04
                                                                                     one well  Mid $30s     30 11/18/04
   ---------------------------------------------------------------------------------------------------------------------
21  THE 254           250' - MS                Cold Stacked  07/01
   ---------------------------------------------------------------------------------------------------------------------
22  THE 255           250' - MS                Cold Stacked  07/01
   ---------------------------------------------------------------------------------------------------------------------
23  THE 256           250' - MS                Cold Stacked  03/99
   ---------------------------------------------------------------------------------------------------------------------
                                                                                                Average     27 days
 Mexico
                     ---------------------------------------------------------------------------------------------------

                                     TODCO
                           Monthly Rig Status Report
                                     as of
                                October 1, 2004



                                                                                  Contract (2)   Est. Duration (2)
                                                                              -----------------   ---------------
              Rig Name              Rig Type         Status (1)     Customer      Type   Dayrate Days  Date    Comments
                                                                                          ($000s)
       -----------------------------------------------------------------------------------------------------------------


 1  THE 205             200' - MC,  TD    Operating             PEMEX       term     High $30s    768 11/08/06
   ---------------------------------------------------------------------------------------------------------------------
 2  THE 206             200' - MC,  TD    Operating             PEMEX       term      Low $40s    381 10/17/05
   ---------------------------------------------------------------------------------------------------------------------
    Platform 3          Platform,  TD     Rig Preparation       PEMEX       term     High $20s                   Est
                                                                                                                 start
 3                                                                                              1,289            Q4-2004
   ---------------------------------------------------------------------------------------------------------------------
                                                                                       Average    813 days
 Trinidad
------------------------------------------------------------------------------------------------------------------------
 1  THE 110             100' - MC,  TD    Operating             Trinmar     term      Mid $20s    563 04/17/06
   ---------------------------------------------------------------------------------------------------------------------
 2  THE 208                    200' - MC  Cold Stacked  03/02
   ---------------------------------------------------------------------------------------------------------------------
                                                                                       Average    563 days
 Venezuela
------------------------------------------------------------------------------------------------------------------------
 1  Rig #26             750 hp            Stacked
   ---------------------------------------------------------------------------------------------------------------------
 2  Rig #27             900 hp            Stacked
   ---------------------------------------------------------------------------------------------------------------------
 3  Cliffs #36          2000 hp           Stacked
   ---------------------------------------------------------------------------------------------------------------------
 4  Cliffs #37          2000 hp           Stacked
   ---------------------------------------------------------------------------------------------------------------------
    Cliffs #40          2000 hp, TDr      Rig Preparation                                                       LOI for
                                                                                                                 1 year
                                                                                                                 term w/
 5                                                                                                               PDVSA
   ---------------------------------------------------------------------------------------------------------------------
    Cliffs #42          2000 hp, TDr      Rig Preparation                                                       LOI for
                                                                                                                 1 year
                                                                                                                 term w/
 6                                                                                                               PDVSA
   ---------------------------------------------------------------------------------------------------------------------
 7  Cliffs #43          2000 hp           Stacked
   ---------------------------------------------------------------------------------------------------------------------
 8  Cliffs #54          3000 hp, TD       Operating             PDVSA West  term      Low $20s    251 06/09/05
   ---------------------------------------------------------------------------------------------------------------------
 9  Cliffs #55          3000 hp, TD       Operating             PDVSA West  term      Low $20s    304 08/01/05
   ---------------------------------------------------------------------------------------------------------------------
10  Falcon 40           Lake Barge,  TD   Cold Stacked  01/00
   ---------------------------------------------------------------------------------------------------------------------
11  Falcon 42           Lake Barge        Cold Stacked  12/99
   ---------------------------------------------------------------------------------------------------------------------
12  Falcon 43           Lake Barge,  TD   Cold Stacked  02/00
   ---------------------------------------------------------------------------------------------------------------------
                                                                                       Average    278 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.